SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 6, 1999




                       SUPREME INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



           FLORIDA                   0-21764                   59-1162998
       State or other              (Commission                (IRS Employer
       jurisdiction of            File Number)             Identification No.)
       incorporation)




             3000 N.W. 107TH AVENUE, MIAMI, FLORIDA             33172
            (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (305) 592-2830

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         In January 1999, Supreme International Corporation ("Supreme") entered into an agreement to acquire all of the issued and outstanding capital stock of Perry Ellis International, Inc. ("PEI") from The PEI Trust, PEI's sole stockholder. The acquisition was completed on April 6, 1999. PEI owns and licenses the Perry Ellis brand, currently one of the top selling brands in department stores in the United States. Perry Ellis International, Inc. is currently the licensor under 34 license agreements, primarily for various categories of men's wear, boys' wear and fragrances.

         The acquisition price was approximately $74.6 million. The purchase price, net of a $5.0 million deposit previously paid by Supreme, was financed from the net proceeds of a private offering of $100.0 million in aggregate principal amount of 12 1/4% senior subordinated notes due 2006 completed on April 6, 1999 (the "Private Offering"). A portion of the net proceeds of the Private Offering was also used to reduce by $10.0 million a term loan portion of Supreme's Senior Credit Facility with a group of banks.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired.(1)

        Independent Auditors' Report
        Balance Sheet as of December 31, 1997 and 1998
        Statement of Operations for the years ended
           December 31, 1996, 1997 and 1998
        Undistributed Income for the years ended
           December 31, 1996, 1997 and 1998
        Statement of Cash Flows for the years ended
           December 31, 1996, 1997 and 1998
        Notes to Financial Statements


         (b)  Pro Forma Financial Information.(2)

        Introduction
        Balance Sheet as of January 31, 1999
        Income Statement for the year ended January 31, 1999
        Notes to Unaudited Pro Forma Combined Financial Information

--------------------

(1) Incorporated herein by reference in this Report to Item 8 of the Registrant's Annual Report on Form 10-K for the year ended January 31, 1999, as amended.

(2) Incorporated herein by reference in this Report to Item 8 of the Registrant's Annual Report on Form 10-K for the year ended January 31, 1999, as amended.

         (c)  Exhibits.

                  Exhibit 2.1 -- Stock Purchase Agreement dated as of January 28, 1999 by and among Supreme International Corporation and Christopher C. Angell, Barbara Gallagher and Morgan Guaranty Trust Company of New York, as Trustees of the PEI Trust created under Par. E. of Article 3 of the Agreement dated November 19, 1985, as amended January 27, 1986 (the "Purchase and Sale Agreement").

                  Exhibit 2.2 -- First Amendment to the Purchase and Sale Agreement dated as of March 31, 1999.

                  Exhibit 99.1 -- Press Release dated March 15, 1999

                  Exhibit 99.2 -- Press Release dated April 7, 1999

                  Exhibit 99.3 -- Press Release dated April 7, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SUPREME INTERNATIONAL CORPORATION



Date:  April 19, 1999    By:/S/ ROSEMARY B. TRUDEAU
                            ----------------------------------------------------
                                 Rosemary B. Trudeau, Vice President of Finance

                                  EXHIBIT INDEX



         EXHIBIT                    DESCRIPTION
         -------                    -----------

         2.1 Stock Purchase Agreement dated as of January 28, 1999 by and among Supreme International Corporation and Christopher C. Angell, Barbara Gallagher and Morgan Guaranty Trust Company of New York, as Trustees of the PEI Trust created under Par. E. of Article 3 of the Agreement dated November 19, 1985, as amended
                                    January 27, 1986 (the "Purchase and
                                    Sale Agreement").

         2.2 First Amendment to the Purchase and Sale Agreement dated as of March 31, 1999.

         99.1                       Press Release dated March 15, 1999

         99.2                       Press Release dated April 7, 1999

         99.3                       Press Release dated April 7, 1999